UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________________

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 31, 2011

SIGMA LABS, INC.

(Exact name of registrant as specified in its charter)

Nevada	33-2783-S	82-0404220
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

223 East Palace Avenue, Suite B

Santa Fe, New Mexico 87501

_________________________

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:

(505) 438-2576

3900 Paseo del Sol

Santa Fe, New Mexico 87507

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On January 6, 2012, Sigma Labs, Inc., a Nevada corporation (the “Company”), filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial Report”) in connection with the completion on December 31, 2011 of the previously announced acquisition of Sumner & Lawrence Limited (dba Sumner Associates, Inc.), a New Mexico corporation ("Sumner"), and La Mancha Company, a New Mexico corporation ("La Mancha"). In response to Items 9.01(a) and 9.01(b) of the Initial Report, the Company indicated that it would file the required financial information by amendment, as permitted by Items 9.01(a)(4) and 9.01(b)(2) to Form 8-K.  This Amendment No. 1 to the Current Report on Form 8-K/A (this “Amendment”) amends Items 9.01(a) and 9.01(b) of the Initial Report to provide the required financial information.  The information reported in the Initial Report is incorporated by reference into this Amendment.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited financial statements of Sumner and La Mancha, as of and for the year ended December 31, 2011 are attached as Exhibits 99.1 and 99.2, respectively, to this Amendment.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information reflecting the Company’s acquisition of Sumner and La Mancha is attached as Exhibit 99.3 to this Amendment.  The pro forma unaudited financial statements are presented for illustrative purposes only. They are not necessarily indicative of the operating results or financial position that would have been achieved had the acquisition been consummated as of the dates indicated or of the results that may be obtained for future periods.

(d) Exhibits.

Exhibit No.	Description
10.1	Exchange Agreement and Plan of Reorganization by and among Sigma Labs, Inc. and all Stockholders of Sumner & Lawrence Limited (dba Sumner Associates, Inc.) and La Mancha Company (previously filed by the Company on December 27, 2011 as Exhibit 10.1 to the Company’s Current Report on Form 8-K, and incorporated herein by reference).

23.1	Consent of Independent Registered Public Accounting Firm, Pritchett, Siler & Hardy, P.C.*

99.1	Audited financial statements of Sumner & Lawrence Limited (dba Sumner Associates, Inc.), for the fiscal years ended December 31, 2011 and 2010.*

99.2	Audited financial statements of La Mancha Company, for the fiscal years ended December 31, 2011 and 2010.*

99.3

Unaudited pro forma condensed combined balance sheet as of December 31, 2011 and the related unaudited pro forma condensed combined statements of income for the year ended December 31, 2011 and the notes related thereto.*

*Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2012	SIGMA LABS, INC.

	By:	/s/ Mark Cola
Name: Mark Cola
Title: President